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                                CASH TRANSACTIONS



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
10-874150                CABCO TR FOR TEXACO
                         CAP 94-1

10/1/97                  Receipt of Interest on
                         Texaco Debs 8.625% 4/1/32       $2,277,000


10/1/97                  Funds Disbursed to
                         Holders of CABCO
                         Trust Certificates              $2,277,000
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